Description of Business and Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Description of Business and Significant Accounting Policies [Abstract]
Description of Business and Significant Accounting Policies
1. DESCRIPTION OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Description of Business NCR Corporation (NCR or the Company, also referred to as “we,” “us” or “our”) and its subsidiaries provide innovative products and services that are designed to enable NCR’s customers to connect, interact and transact with their customers and enhance their customer relationships by addressing consumer demand for convenience, value and individual service. NCR’s portfolio of self-service and assisted-service solutions serve customers in the financial services, retail, hospitality, travel, telecommunications and technology industries and include automated teller machines (ATMs), self-service kiosks and point of sale devices as well as software applications that can be used by consumers to enable them to interact with businesses from their computer or mobile device. NCR complements these product solutions by offering a complete portfolio of services support both NCR and third party solutions. NCR also resells third-party networking products and provides related service offerings in the telecommunications and technology sector.

NCR’s solutions are built on a foundation of long-established industry knowledge and consulting expertise, value-added software and hardware technology, global customer support services, and a complete line of business consumables and specialty media products.

Changes in Basis of Presentation Effective in the first quarter of 2013, we elected to change our accounting methodology for recognizing costs for all of our company-sponsored U.S. and international pension benefit plans. Previously, net actuarial gains or losses (except those differences not yet reflected in the market-related value) were only amortized to the extent that they exceeded 10% of the higher of the market-related value or the projected benefit obligation of each respective plan. Beginning in 2012, the losses associated with the U.S. qualified pension plan and our largest UK pension plan were amortized over the expected remaining lifetime of plan participants instead of the expected service period of active plan participants, because almost all of the participants were inactive. For our other U.S. and international plans, the gains or losses were amortized over the expected service period of the active plan participants. Further, the expected return on plan assets component of pension expense for our U.S. pension plan was previously determined using the expected rate of return and a calculated value of assets, referred to as the “market-related value.” Differences between the assumed and actual returns were reflected in market-related value on a straight-line basis over a 5-year period. Differences in excess of 10% of the market value were recognized immediately. Similar approaches were employed in determining expense for NCR's international plans.

Under our new accounting methods, we will recognize changes in the fair value of plan assets and net actuarial gains or losses upon remeasurement, which is at least annually in the fourth quarter of each year. These new accounting methods will result in changes in the fair value of plan assets and net actuarial gains and losses being recognized in expense faster than under our previous amortization method. The remaining components of pension expense, primarily net service cost, interest cost, and the expected return on plan assets, will be recorded on a quarterly basis as ongoing pension expense. While our previous policy of recognizing pension expense was acceptable, we believe that these new policies are preferable as they accelerate the recognition in our operating results of changes in the fair value of plan assets and actuarial gains and losses.

These changes have been reported through retrospective application of the new policies to all periods presented. We recorded a cumulative reduction of retained earnings as of December 31, 2009 (the most recent measurement date prior to the change) of $1,430 million related to these changes in accounting methodology. The impact of all adjustments made to the financial statements presented is summarized below (amounts in millions, except per share data):

In millions, except per share amounts	2012		2011		2010
	Previously Reported	Adjusted	Previously Reported	Adjusted	Previously Reported	Adjusted
Consolidated Statements of Operations:
Cost of products	$2,177	$2,144	$2,011	$2,022	$1,799	$1,789
Cost of services	2,208	1,941	2,098	2,318	1,922	1,845
Selling, general and administrative expenses	894	742	794	890	685	636
Research and development expenses	219	155	176	209	156	143
Total operating expenses	5,498	4,982	5,079	5,439	4,562	4,413
Income (loss) from operations	232	748	212	(148)	149	298
Income (loss) from continuing operations before income taxes	182	698	196	(164)	136	285
Income tax expense (benefit)	42	223	51	(66)	(11)	5
Income (loss) from continuing operations	140	475	145	(98)	147	280
Net income (loss)	146	481	52	(191)	137	270
Net income (loss) attributable to NCR	$146	$481	$53	$(190)	$134	$267
Amounts attributable to NCR common stockholders:
Income (loss) from continuing operations	140	475	146	(97)	144	277
Income (loss) per share attributable to NCR common stockholders:
Income (loss) per common share from continuing operations
Basic	$0.88	$2.98	$0.92	$(0.61)	$0.90	$1.73
Diluted	$0.85	$2.90	$0.91	$(0.61)	$0.89	$1.72
Net income (loss) per common share
Basic	$0.92	$3.02	$0.34	$(1.20)	$0.84	$1.67
Diluted	$0.89	$2.94	$0.33	$(1.20)	$0.83	$1.66
Consolidated Statements of Comprehensive Income:
Net income (loss)	$146	$481	$52	$(191)	$137	$270
Employee benefit plans
Net gain (loss) arising during the year	91	—	(425)	24	(62)	(24)
Actuarial loss included in benefits expense	255	14	212	17	203	16
Less income tax effect	(148)	1	67	(20)	(27)	(11)
Total comprehensive income (loss)	387	459	(103)	(170)	313	313
Comprehensive income (loss) attributable to NCR common stockholders	$391	$463	$(104)	$(171)	$308	$308

	December 31, 2012
Consolidated Balance Sheets:	Previously Reported	Adjusted
Retained earnings	2,134	929
Accumulated other comprehensive loss	(1,247)	(37)

	December 31, 2011
Consolidated Balance Sheets:	Previously Reported	Adjusted
Prepaid pension cost	$339	$319
Deferred income taxes	714	747
Total assets	5,591	5,604
Pension and indemnity plan liabilities	1,662	1,739
Other liabilities	59	62
Total liabilities	4,756	4,836
Retained earnings	1,988	448
Accumulated other comprehensive loss	(1,492)	(19)
Total NCR stockholders' equity	785	718
Total stockholders' equity	820	753
Total liabilities and stockholders' equity	5,591	5,604

Consolidated Statements of Cash Flows:	2012		2011		2010
	Previously Reported	Adjusted	Previously Reported	Adjusted	Previously Reported	Adjusted
Net income (loss)	$146	$481	$52	$(191)	$137	$270
Deferred income taxes	(37)	144	(13)	(130)	(48)	(32)
Pension and indemnity plans	(478)	(994)	92	452	80	(69)

Consolidated Statements of Changes in Stockholder's Equity:	Retained Earnings		Accumulated Other Comprehensive Income		Total Equity
	Previously Reported	Adjusted	Previously Reported	Adjusted	Previously Reported	Adjusted
December 31, 2009	$1,801	$371	$(1,509)	$(79)	$592	$592
Net income (loss)	134	267	—	—	137	270
Changes to unrecognized losses and prior service cost related to pension, postretirement and post employment benefits	—	—	140	7	140	7
Total other comprehensive income (loss)	—	—	174	41	176	43
Total comprehensive income (loss)	134	267	174	41	313	313
December 31, 2010	$1,935	$638	$(1,335)	$(38)	$916	$916
Net income (loss)	53	(190)	—	—	54	(189)
Changes to unrecognized losses and prior service cost related to pension, postretirement and post employment benefits	—	—	(123)	44	(123)	44
Total other comprehensive income (loss)	—	—	(157)	19	(155)	21
Total comprehensive income (loss)	53	(190)	(157)	19	(101)	(168)
December 31, 2011	1,988	448	(1,492)	(19)	820	753
Net income (loss)	146	481	—	—	146	481
Changes to unrecognized losses and prior service cost related to pension, postretirement and post employment benefits	—	—	179	(4)	179	(4)
Total other comprehensive income (loss)	—	—	245	(18)	241	(22)
Total comprehensive income (loss)	146	481	245	(18)	387	459
December 31, 2012	$2,134	$929	$(1,247)	$(37)	$1,277	$1,282

Use of Estimates The preparation of financial statements in accordance with GAAP requires management to make estimates and judgments that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ from those estimates.

Evaluation of Subsequent Events The Company evaluated subsequent events through the date that our Consolidated Financial Statements were issued. Except as described in Note 16, "Subsequent Events," no matters were identified that required adjustment of the Consolidated Financial Statements or additional disclosure.

Out of Period Adjustments During the third quarter of 2012, the Company recorded a $5 million income tax benefit related to an error in the calculation of the interest portion included in income tax expense for 2011 and 2010. The Company determined the impact of this error was not material to the annual or interim financial statements of previous periods and the effect of correcting this error was not material to the 2012 annual or interim financial statements.

During the fourth quarter of 2011, the Company recorded charges of approximately $2 million in other income and expense related to foreign currency fluctuations from several inter-company transactions that were incorrectly included in the cumulative translation adjustment balance. Additionally, the Company recorded an increase in selling, general and administrative expenses of approximately $4 million to correct certain tax accounts in Brazil determined to be unrecoverable. The Company determined the impact of these errors was not material to the annual or interim financial statements of previous periods and the effect of correcting these errors in 2011 was not material to the 2011 annual financial statements.

Basis of Consolidation The consolidated financial statements include the accounts of NCR and its majority-owned subsidiaries. Long-term investments in affiliated companies in which NCR owns between 20% and 50%, and therefore, exercises significant influence, but which it does not control, are accounted for using the equity method. Investments in which NCR does not exercise significant influence (generally, when NCR has an investment of less than 20% and no significant influence, such as representation on the investee’s board of directors) are accounted for using the cost method. All significant inter-company transactions and accounts have been eliminated. In addition, the Company is required to determine whether it is the primary beneficiary of economic income or losses that may be generated by variable interest entities in which the Company has such an interest. In circumstances where the Company determined it is the primary beneficiary, consolidation of that entity would be required. For the periods presented, no variable interest entities have been consolidated.

Reclassifications Certain prior-period amounts have been reclassified in the accompanying Consolidated Financial Statements and Notes thereto in order to conform to the current period presentation.

Revenue Recognition The Company records revenue, net of taxes, when it is realized, or realizable, and earned. The Company considers these criteria met when persuasive evidence of an arrangement exists, the products or services have been provided to the customer, the sales price is fixed or determinable, and collectability is reasonably assured. For product sales, delivery is deemed to have occurred when the customer has assumed risk of loss of the goods sold and all performance obligations are complete. For services sales, revenue is recognized as the services are provided or ratably over the service period, or, if applicable, after customer acceptance of the services.

NCR frequently enters into multiple-element arrangements with its customers including hardware, software, professional consulting services, transaction services and maintenance support services. For arrangements involving multiple deliverables, when deliverables include software and non-software products and services, NCR evaluates and separates each deliverable to determine whether it represents a separate unit of accounting based on the following criteria: (a) whether the delivered item has value to the customer on a stand-alone basis; and (b) if the contract includes a general right of return relative to the delivered item, whether delivery or performance of the undelivered items is considered probable and substantially in the control of NCR.
For arrangements entered into or materially modified after January 1, 2011, consideration is allocated to each unit of accounting based on the units' relative selling prices. In such circumstances, the Company uses a hierarchy to determine the selling price to be used for allocating revenue to each deliverable: (i) vendor-specific objective evidence of selling price (VSOE); (ii) third-party evidence of selling price (TPE); and (iii) best estimate of selling price (BESP). VSOE generally exists only when the Company sells the deliverable separately and is the price actually charged by the Company for that deliverable. VSOE is established for our software maintenance services and we use TPE to establish selling prices for our non-software related services, which include hardware maintenance, non-software related professional services, and transaction services. The Company uses BESP to allocate revenue when we are unable to establish VSOE or TPE of selling price. BESP is primarily used for elements such as products that are not consistently priced within a narrow range. The Company determines BESP for a deliverable by considering multiple factors including product class, geography, average discount, and management's historical pricing practices. Amounts allocated to the delivered hardware and software elements are recognized at the time of sale, provided the other conditions for revenue recognition have been met. Amounts allocated to the undelivered maintenance and other services elements are recognized as the services are provided or on a straight-line basis over the service period. In certain instances, customer acceptance is required prior to the passage of title and risk of loss of the delivered products. In such cases, revenue is not recognized until the customer acceptance is obtained. Delivery and acceptance generally occur in the same reporting period.

For arrangements entered into prior to January 1, 2011, the Company has not applied BESP. In such arrangements, if the Company has the requisite evidence of selling price for the undelivered elements but not for the delivered elements, the Company applies the residual method to allocate arrangement consideration.

In situations where NCR's solutions contain software that is more than incidental, revenue related to the software and software-related elements is recognized in accordance with authoritative guidance on software revenue recognition. For the software and software-related elements of such transactions, revenue is allocated based on the relative fair value of each element, and fair value is determined by VSOE. If the Company cannot objectively determine the fair value of any undelivered element included in such multiple-element arrangements, the Company defers revenue until all elements are delivered and services have been performed, or until fair value can objectively be determined for any remaining undelivered elements. When the fair value of a delivered element has not been established, but fair value evidence exists for the undelivered elements, the Company uses the residual method to recognize revenue. Under the residual method, the fair value of the undelivered elements is deferred and the remaining portion of the arrangement fee is allocated to the delivered elements and is recognized as revenue.

NCR's customers may request that delivery and passage of title and risk of loss occur on a bill and hold basis. For the years ended December 31, 2012, 2011, and 2010, the revenue recognized from bill and hold transactions approximated 1% or less of total revenue.

In addition to the standard product warranty, the Company periodically offers extended warranties to its customers in the form of product maintenance services. For contracts that are not separately priced but include product maintenance, the Company defers revenue at an amount based on the selling price, using objective and reliable evidence, and recognizes the deferred revenue over the service term. For separately priced product maintenance contracts, NCR defers the stated amount of the separately priced contract and recognizes the deferred revenue ratably over the service term.

Shipping and Handling Costs related to shipping and handling are included in cost of products in the Consolidated Statements of Operations.

Cash and Cash Equivalents All short-term, highly liquid investments having original maturities of three months or less, including time deposits, are considered to be cash equivalents.

Allowance for Doubtful Accounts NCR establishes provisions for doubtful accounts using percentages of accounts receivable balances to reflect historical average credit losses and specific provisions for known issues.

Inventories Inventories are stated at the lower of cost or market, using the average cost method. Cost includes materials, labor and manufacturing overhead related to the purchase and production of inventories. Service parts are included in inventories and include reworkable and non-reworkable service parts. The Company regularly reviews inventory quantities on hand, future purchase commitments with suppliers and the estimated utility of inventory. If the review indicates a reduction in utility below carrying value, inventory is reduced to a new cost basis. Excess and obsolete reserves are established based on forecasted usage, orders, technological obsolescence and inventory aging.

Goodwill and Other Long-Lived Assets

Capitalized Software Certain direct development costs associated with internal-use software are capitalized within other assets and amortized over the estimated useful lives of the resulting software. NCR typically amortizes capitalized internal-use software on a straight-line basis over four to seven years beginning when the asset is substantially ready for use, as this is considered to approximate the usage pattern of the software.

Costs incurred for the development of software that will be sold, leased or otherwise marketed are capitalized when technological feasibility has been established. These costs are included within other assets and are amortized over the estimated useful lives of the resulting software. The Company amortizes capitalized software on a sum-of-the-years’ digits basis over three years beginning when the product is available for general release, as this approximates the sales pattern of the software. Costs capitalized include direct labor and related overhead costs. Costs incurred prior to technological feasibility or after general release are expensed as incurred. The following table identifies the activity relating to total capitalized software:

In millions	2012	2011	2010
Beginning balance as of January 1	$118	$107	$102
Capitalization	80	62	57
Amortization	(56)	(51)	(52)
Ending balance as of December 31	$142	$118	$107

Goodwill and Other Intangible Assets Goodwill represents the excess of purchase price over the value assigned to the net tangible and identifiable intangible assets of businesses acquired. Goodwill is tested at the reporting unit level for impairment on an annual basis during the fourth quarter or more frequently if certain events occur indicating that the carrying value of goodwill may be impaired. A significant amount of judgment is involved in determining if an indicator of impairment has occurred. Such indicators may include a decline in expected cash flows, a significant adverse change in legal factors or in the business climate, a decision to sell a business, unanticipated competition, or slower growth rates, among others.

In the evaluation of goodwill for impairment, we first perform a qualitative assessment to determine whether it is more likely than not that the fair value of the reporting unit is less than the carrying amount. If so, we perform a quantitative assessment and compare the fair value of the reporting unit to the carrying value. If the carrying value of a reporting unit exceeds its fair value, the goodwill of that reporting unit is potentially impaired and we proceed to step two of the impairment analysis. In step two of the analysis, we will record an impairment loss equal to the excess of the carrying value of the reporting unit’s goodwill over its implied fair value should such a circumstance arise. Fair values of the reporting units are estimated primarily using the income approach, which incorporates the use of discounted cash flow (DCF) analyses. A number of significant assumptions and estimates are involved in the application of the DCF model to forecast operating cash flows, including markets and market shares, sales volumes and prices, costs to produce, tax rates, capital spending, discount rate and working capital changes. Most of these assumptions vary among reporting units. The cash flow forecasts are generally based on approved strategic operating plans.

For the fourth quarter of 2012, 2011, and 2010, we performed our annual impairment assessment of goodwill and indefinite-lived intangible assets which did not indicate that an impairment existed. Refer to Note 4, "Goodwill and Other Long-Lived Assets" in the Notes to the Consolidated Financial Statements for further discussion.

Acquired intangible assets other than goodwill are amortized over their weighted average amortization period unless they are determined to be indefinite. Acquired intangible assets are carried at cost, less accumulated amortization. For intangible assets purchased in a business combination, the estimated fair values of the assets received are used to establish the carrying value. The fair value of acquired intangible assets is determined using common techniques, and the Company employs assumptions developed using the perspective of a market participant.

Property, Plant and Equipment Property, plant and equipment, and leasehold improvements are stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives of the related assets primarily on a straight-line basis. Machinery and other equipment are depreciated over 3 to 20 years and buildings over 25 to 45 years. Leasehold improvements are depreciated over the life of the lease or the asset, whichever is shorter. Assets classified as held for sale are not depreciated. Upon retirement or disposition of property, plant and equipment, the related cost and accumulated depreciation or amortization are removed from the Company’s accounts, and a gain or loss is recorded. Depreciation expense related to property, plant and equipment was $64 million, $58 million, and $55 million for the years ended December 31, 2012, 2011, and 2010, respectively.

Valuation of Long-Lived Assets Long-lived assets such as property, plant and equipment, finite-lived intangible assets, and software are reviewed for impairment when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable or in the period in which the held for sale criteria are met. For assets held and used, this analysis consists of comparing the asset’s carrying value to the expected future cash flows to be generated from the asset on an undiscounted basis. If the carrying amount of the asset is determined not to be recoverable, a write-down to fair value is recorded. Fair values are determined based on quoted market values, discounted cash flows, or external appraisals, as applicable. Long-lived assets are reviewed for impairment at the individual asset or the asset group level for which the lowest level of independent cash flows can be identified. Refer to Note 4, "Goodwill and Other Long-Lived Assets" in the Notes to the Consolidated Financial Statements for further discussion.

Warranty and Sales Returns Provisions for product warranties and sales returns and allowances are recorded in the period in which NCR becomes obligated to honor the related right, which generally is the period in which the related product revenue is recognized. The Company accrues warranty reserves based upon historical factors such as labor rates, average repair time, travel time, number of service calls per machine and cost of replacement parts. When a sale is consummated, a warranty reserve is recorded based upon the estimated cost to provide the service over the warranty period. The Company accrues sales returns and allowances using percentages of revenue to reflect the Company’s historical average of sales return claims.

Research and Development Costs Research and development costs primarily include payroll and benefit-related costs, contractor fees, facilities costs, infrastructure costs, and administrative expenses directly related to research and development support and are expensed as incurred, except certain software development costs are capitalized after technological feasibility of the software is established.

Leases The Company accounts for material escalation clauses, free or reduced rents and landlord incentives contained in operating type leases on a straight-line basis over the lease term, including any reasonably assured lease renewals. For leasehold improvements that are funded by the landlord, the Company records the incentive as deferred rent. The deferred rent is then amortized as reductions to lease expense over the lease term.

For capital leases where NCR is the lessee, we record an amortizable debt and a related fixed asset in the Consolidated Balance Sheet.

Pension, Postretirement and Postemployment Benefits NCR has significant pension, postretirement and postemployment benefit costs, which are developed from actuarial valuations. Actuarial assumptions are established to anticipate future events and are used in calculating the expense and liabilities relating to these plans. These factors include assumptions the Company makes about interest rates, expected investment return on plan assets, rate of increase in healthcare costs, total and involuntary turnover rates, and rates of future compensation increases. In addition, NCR also uses subjective factors, such as withdrawal rates and mortality rates to develop the Company’s valuations. NCR generally reviews and updates these assumptions on an annual basis. NCR is required to consider current market conditions, including changes in interest rates, in making these assumptions. The actuarial assumptions that NCR uses may differ materially from actual results due to changing market and economic conditions, higher or lower withdrawal rates, or longer or shorter life spans of participants. These differences may result in a significant impact to the amount of pension, postretirement or postemployment benefits expense, and the related assets and liabilities, the Company has recorded or may record.

Foreign Currency For many NCR international operations, the local currency is designated as the functional currency. Accordingly, assets and liabilities are translated into U.S. Dollars at year-end exchange rates, and revenues and expenses are translated at average exchange rates prevailing during the year. Currency translation adjustments from local functional currency countries resulting from fluctuations in exchange rates are recorded in other comprehensive income. Where the U.S. Dollar is the functional currency, remeasurement adjustments are recorded in other income and expense.

Derivative Instruments In the normal course of business, NCR enters into various financial instruments, including derivative financial instruments. The Company accounts for derivatives as either assets or liabilities in the Consolidated Balance Sheets at fair value and recognizes the resulting gains or losses as adjustments to earnings or other comprehensive income. The Company formally documents all relationships between hedging instruments and hedged items, as well as the risk management objective and strategy for undertaking various hedge transactions. Hedging activities are transacted only with highly rated institutions, reducing exposure to credit risk in the event of nonperformance. Additionally, the Company completes assessments related to the risk of counterparty nonperformance on a regular basis.

The accounting for changes in fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, the Company has designated the hedging instrument, based on the exposure being hedged, as a fair value hedge, a cash flow hedge or a hedge of a net investment in a foreign operation. For derivative instruments designated as fair value hedges, the effective portion of the hedge is recorded as an offset to the change in the fair value of the hedged item, and the ineffective portion of the hedge, if any, is recorded in the Consolidated Statement of Operations. For derivative instruments designated as cash flow hedges and determined to be highly effective, the gains or losses are deferred in other comprehensive income and recognized in the determination of income as adjustments of carrying amounts when the underlying hedged transaction is realized, canceled or otherwise terminated. When hedging certain foreign currency transactions of a long-term investment nature (net investments in foreign operations) gains and losses are recorded in the currency translation adjustment component of accumulated other comprehensive income (loss). Gains and losses on foreign exchange contracts that are not used to hedge currency transactions of a long-term investment nature, or that are not designated as cash flow or fair value hedges, are recognized in earnings as exchange rates change.

Fair Value of Assets and Liabilities Fair value is defined as an exit price, representing an amount that would be received to sell an asset or the amount paid to transfer a liability in an orderly transaction between market participants at the measurement date. As such, fair value is a market-based measurement determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, the guidance prioritizes the inputs used to measure fair value into the following three-tier fair value hierarchy:

•	Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities

•
Level 2: Unadjusted quoted prices in active markets for similar assets or liabilities, unadjusted quoted prices for identical or similar assets or liabilities in markets that are not active or inputs, other than quoted prices in active markets, that are observable either directly or indirectly

•	Level 3: Unobservable inputs for which there is little or no market data

Assets and liabilities are classified based on the lowest level of input that is significant to the fair value measurements. The Company reviews the fair value hierarchy classification on a quarterly basis. Changes to the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.

NCR measures its financial assets and financial liabilities at fair value based on one or more of the following three valuation techniques:

•	Market approach: Prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities.

•	Cost approach: Amount that would be required to replace the service capacity of an asset (replacement cost).

•	Income approach: Techniques to convert future amounts to a single present amount based upon market expectations (including present value techniques, option pricing and excess earnings models).

We regularly review our investments to determine whether a decline in fair value, if any, below the cost basis is other than temporary. If the decline in the fair value is determined to be other than temporary, the cost basis of the security is written down to fair value and the amount of the write-down is included in the Consolidated Statement of Operations. For qualifying investments in debt or equity securities, a temporary impairment charge would be recognized in other comprehensive income (loss).

Environmental and Legal Contingencies In the normal course of business, NCR is subject to various proceedings, lawsuits, claims and other matters, including, for example, those that relate to the environment and health and safety, employee benefits, import/export compliance, intellectual property, data privacy and security, product liability, commercial disputes and regulatory compliance, among others. Additionally, NCR is subject to diverse and complex laws, regulations, and standards including those relating to corporate governance, public disclosure and reporting, environmental safety and the discharge of materials into the environment, product safety, import and export compliance, data privacy and security, antitrust and competition, government contracting, anti-corruption, and labor and human resources, which are rapidly changing and subject to many possible changes in the future. Compliance with these laws and regulations, including changes in accounting standards, taxation requirements, and federal securities laws among others, may create a substantial burden on, and substantially increase the costs to NCR or could have an impact on NCR’s future operating results. NCR believes that the amounts provided in its Consolidated Financial Statements are adequate in light of the probable and estimable liabilities. However, there can be no assurances that the actual amounts required to satisfy alleged liabilities from various lawsuits, claims, legal proceedings and other matters, including the Fox River and Kalamazoo River environmental matters discussed in Note 9, “Commitments and Contingencies,” and to comply with applicable laws and regulations, will not exceed the amounts reflected in NCR’s Consolidated Financial Statements or will not have a material adverse effect on the Company’s consolidated results of operations, financial condition or cash flows. Any costs that may be incurred in excess of those amounts provided as of December 31, 2012 cannot currently be reasonably determined or are not currently considered probable.

Legal costs related to loss contingencies are typically expensed as incurred, except for certain costs associated with NCR’s environmental remediation obligations. Costs and fees associated with litigating the extent and type of required remedial actions and the allocation of remediation costs among potentially responsible parties are typically included in the measurement of the environmental remediation liabilities.

Advertising Advertising costs are recognized in selling, general and administrative expenses when incurred.

Income Taxes Income tax expense is provided based on income before income taxes. Deferred income taxes reflect the impact of temporary differences between assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred taxes are determined based on the enacted tax rates expected to apply in the periods in which the deferred assets or liabilities are expected to be settled or realized. NCR records valuation allowances related to its deferred income tax assets when it is more likely than not that some portion or all of the deferred income tax assets will not be realized.

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the consolidated financial statements from such a position are measured based on the largest benefit that has a greater than fifty percent likelihood of being sustained upon examination by authorities. Interest and penalties related to uncertain tax positions are recognized as part of the provision for income taxes and are accrued beginning in the period that such interest and penalties would be applicable under relevant tax law and until such time that the related tax benefits are recognized.

Redeemable Noncontrolling Interests In 2011, we sold a 49% voting equity interest in NCR Brasil - Indústria de Equipamentos para Automação S.A., a subsidiary of the Company (NCR Manaus) to Scopus Tecnologia Ltda. (Scopus) for a subscription price of approximately $43 million. In the event NCR Manaus does not meet a defined financial performance goal during the five year period ending in 2016, Scopus may elect to put its noncontrolling interest to us for its then-current fair value.

Earnings Per Share Basic earnings per share is calculated by dividing net income by the weighted average number of shares outstanding during the reported period. The calculation of diluted earnings per share is similar to basic earnings per share, except that the weighted average number of shares outstanding includes the dilution from potential shares resulting from stock options and restricted stock awards. When calculating diluted earnings per share, the Company includes the potential windfall or shortfall tax benefits as well as average unrecognized compensation expense as part of the assumed proceeds from exercises of stock options. The Company uses the tax law ordering approach to determine the potential utilization of windfall benefits. The holders of unvested restricted stock awards do not have nonforfeitable rights to dividends or dividend equivalents and therefore, such unvested awards do not qualify as participating securities. See Note 7, "Employee Stock Compensation Plans," for share information on NCR’s stock compensation plans.

The components of basic and diluted earnings per share attributable to NCR common stockholders are as follows for the years ended December 31:

In millions, except per share amounts	2012	2011	2010
Income (loss) from continuing operations	$475	$(97)	$277
Income (loss) from discontinued operations, net of tax	6	(93)	(10)
Net income (loss) attributable to NCR common stockholders	$481	$(190)	$267
Weighted average outstanding shares of common stock	159.3	158.0	159.8
Dilutive effect of employee stock options and restricted stock	4.5	—	1.4
Common stock and common stock equivalents	163.8	158.0	161.2
Basic earnings (loss) per share:
From continuing operations	$2.98	$(0.61)	$1.73
From discontinued operations	$0.04	$(0.59)	$(0.06)
Total basic earnings (loss) per share	$3.02	$(1.20)	$1.67
Diluted earnings (loss) per share:
From continuing operations	$2.90	$(0.61)	$1.72
From discontinued operations	$0.04	$(0.59)	$(0.06)
Total diluted earnings (loss) per share	$2.94	$(1.20)	$1.66

For 2011, due to the net loss attributable to NCR common stockholders, potential common shares that would cause dilution, such as restricted stock and stock options, have been excluded from the diluted share count because their effect would have been anti-dilutive. For the year ended December 31, 2011, the fully diluted shares would have been 161.0 million shares.

Options to purchase 1.2 million, 3.7 million, and 5.6 million shares of common stock for 2012, 2011, and 2010, respectively, were outstanding but were not included in the computation of diluted earnings per share because the options’ exercise prices were greater than the average market price of the common shares and, therefore, the effect would have been anti-dilutive.

Stock Compensation Stock-based compensation represents the costs related to share-based awards granted to employees and non-employee directors. For all periods presented, the Company’s outstanding stock-based compensation awards are classified as equity except for certain awards granted to non-employee directors. The Company measures stock-based compensation cost at the grant date, based on the estimated fair value of the award and recognizes the cost on a straight-line basis (net of estimated forfeitures) over the requisite service period. See Note 7, "Employee Stock Compensation Plans" for more information on NCR’s stock-based compensation plans.

Related Party Transactions In 2011, concurrent with the sale of a noncontrolling interest in NCR Manaus to Scopus, we entered into a Master Purchase Agreement (MPA) with Banco Bradesco SA (Bradesco), the parent of Scopus. Through the MPA, Bradesco agreed to purchase up to 30,000 ATMs from us over the 5 year term of the agreement. Pricing of the ATMs will adjust over the term of the MPA using certain formulas which are based on prevailing market pricing. We recognized $145 million and $35 million in revenue related to Bradesco for the twelve months ended December 31, 2012 and 2011, respectively, and we had $9 million and $14 million in receivables outstanding from Bradesco as of December 31, 2012 and 2011, respectively.

Recently Issued Accounting Pronouncements In February 2013, the Financial Accounting Standards Board (FASB) issued an accounting standards update requiring new disclosures about reclassifications from accumulated other comprehensive loss to net income. These disclosures may be presented on the face of the statements or in the notes to the consolidated financial statements. The standards update is effective for fiscal years beginning after December 15, 2012. We will adopt this standards update and revise our disclosure, as required, beginning with the first quarter of 2013.

In July 2012, the FASB issued an accounting standards update with new guidance on annual impairment testing of indefinite-lived intangible assets. The standards update allows an entity to first assess qualitative factors to determine if it is more likely than not that the fair value of an indefinite-lived intangible asset is less than its carrying amount. If based on its qualitative assessment an entity concludes it is more likely than not that the fair value of an indefinite-lived intangible asset is less than its carrying amount, quantitative impairment testing is required. However, if an entity concludes otherwise, quantitative impairment testing is not required. The standards update is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012, with early adoption permitted. The adoption of this standard will not have an impact on our consolidated financial statements.